UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2021

NEW AMERICA ENERGY CORP.

(Exact name of registrant as specified in its charter)

Florida	024-11444
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

240 Vaughan Drive

Alpharetta, GA 30009

(Address of principal executive offices) (Zip Code)

(770) 235-6053

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Binding Letter of Intent to Acquire the Assets of Third Bench Holdings, LLC

On June 21, 2021, New America Energy Corp. (the “Company” or “NECA”) entered into a Binding Letter of Intent (“LOI”) with Third Bench Holdings, LLC, a New Mexico limited liability company, (“Holdings”), pursuant to which the members of Third Bench (the “Members”) agreed to sell all of the assets (the “Acquired Assets”) used in the operations of Third Bench’s business to the Company (the “Acquisition”).

In consideration for the Acquisition, the Members shall receive shares of a new series of Preferred Stock of the Company which rights and preferences, collectively, shall include: (i) conversion rights into that number of shares of common stock of the Company which shall equal Ninety Percent (90%) of the total issued and outstanding common stock of the Company as determined at the consummation of the Acquisition (“Underlying Common Stock”) on a fully diluted basis for a period of one year; and (ii) voting rights, in all matters, together with the Members of common stock of the Company with the numbers of votes equal to the number of shares of Underlying Common Stock.

Pursuant to the terms of the Acquisition, the current officers and directors of the Company shall, at the closing of the Acquisition, resign and appoint the officers and directors as directed by Holdings. The current CEO, Jeffrey M. Canouse, will be retained for a period of three (3) months to assist in the transition at a monthly salary rate of $5,000 (USD) per month. This retention can be extended upon mutual agreement between Jeffrey Canouse and the Company.

At the consummation of the Acquisition (the “Closing”), the Company will consummate a bridge financing for the benefit of Holdings in an amount of (US$500,000) and such funds shall be utilized, in part, to pay for the expenses incurred in connection with the Acquisition and the Audit. Following the Closing, the Company will raise up to Ten Million dollars (US$10,000,000) by the sale of shares of equity (common stock or preferred stock) or debt of the Company (the “Initial Financing”). It is anticipated that the Initial Financing will be consummated in tranches over the twelve (12) months following the Closing.

At the Closing, Southridge, LLC (or its affiliates as directed by Southridge) shall receive shares of a new series of Preferred Stock of the Company which, collectively, shall be convertible into that number of shares of common stock of the Company which shall equal Five Percent (5%) of the total issued and outstanding common stock of the Company as determined at the consummation of the Acquisition (on a fully diluted basis for a period of one year) and carry ratchet and anti-dilution rights.

At the closing, Jeffrey Canouse, will assign 100% of  the Preferred A Shares that he currently owns in exchange for shares of Series B Preferred Stock of the Company to be issued to Jeffrey M. Canouse  (or his affiliates and/or designees as directed by Jeffrey Canouse) which, collectively, shall be convertible into that number of shares of common stock of the Company which shall equal Three Percent (3%) of the total issued and outstanding common stock of the Company as determined at the consummation of the Acquisition (on a fully diluted basis for a period of two (2) years) and carry ratchet and anti-dilution rights.

All of the terms of the Acquisition including the Initial Financing (as defined forth herein) shall be set forth in a definitive acquisition agreement (the “Acquisition Agreement”) which shall be negotiated between the Company and the Members.

The foregoing descriptions of the Binding Letter of Intent herein are qualified by the terms of the full text of the Binding Letter of Intent attached hereto as Exhibit 10.1, and the terms thereof are incorporated herein by reference.

ITEM 7.01 - REGULATION FD DISCLOSURE.

On June 23, 2021, New America Energy Corp., (the “Company”) issued a press release announcing that the Company entered into a Binding Letter of Intent with Third Bench Holdings, LLC, a New Mexico limited liability company (“Holdings”), to purchase all of the assets associated with the operation of Third Bench’s business.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in Exhibit 99.1 hereto are deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act. The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Safe Harbor

This release may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of our company, are generally identified by use of words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “could,” “may,” “should,” “will,” “would,” or similar expressions. Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results. Some of the factors that could cause our actual results to differ from our expectations or beliefs include, without limitation, the risks discussed from time to time in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Except as required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description

10.1	Binding Letter of Intent dated June 21, 2021.

99.1	Press Release dated June 23, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW AMERICA ENERGY CORP.

Date: June 23, 2021	By: /s/ Jeffrey M. Canouse
Name: Jeffrey M. Canouse
Title: Chief Executive Officer